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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 6, 1999
                                                  ----------------------------


                           ROCK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Michigan                        000-23877                   38-2603955
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(State or other jurisdiction             (Commission                 (IRS Employer
      of incorporation)                  File Number)              Identification No.)

Until December 3, 1999:
  30600 Telegraph Road, Fourth Floor, Bingham Farms, Michigan          48025
After December 3, 1999:
  20555 Victor Parkway, Livonia, Michigan                              48152
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code       (248) 540-8000
                                                   ---------------------------


        30600 Telegraph Road, Fourth Floor, Bingham Farms, Michigan 48025
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         (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

         On October 6, 1999, Rock Financial Corporation, a Michigan corporation ("Rock"), entered into an Agreement and Plan of Merger, dated as of October 6, 1999 (the "Merger Agreement"), with Intuit Inc., a Delaware corporation ("Intuit"), Title Source, Inc., a Michigan corporation ("Title"), Merger Sub 1, Inc., a Michigan corporation and a wholly-owned subsidiary of Intuit ("Merger Sub 1"), and Merger Sub 2, Inc., a Michigan corporation and a wholly-owned subsidiary of Intuit ("Merger Sub 2").

         Under the Merger Agreement, Intuit will acquire Rock. For Intuit to acquire Rock, Merger Sub 1 will merge with and into Rock, Rock will become a wholly-owned subsidiary of Intuit and each outstanding common share, par value $0.01 per share, of Rock will be converted into the right to receive a fraction of a share of Intuit common stock. This fraction is calculated by dividing $23.00 by the average of the closing prices of Intuit common stock on the Nasdaq Stock Market over the 20 trading days ending on the third trading day before the date of the special meeting. The fraction may not be less than 0.579832 and may not be more than 0.841463.

         Also, in this merger, Intuit will assume the outstanding options to purchase Rock common shares. As a result, these options will be exercisable for Intuit common stock pursuant to their existing terms, except that the number of shares will be multiplied by the exchange ratio, described above, and the exercise price will be divided by that exchange ratio.

         Under the Merger Agreement, Intuit will also acquire Title. For Intuit to acquire Title, Merger Sub 2 will merge with and into Title, Title will become a wholly-owned subsidiary of Intuit and each outstanding common share, par value $0.01 per share, of Title will be converted into the right to receive a number of shares of Intuit common stock. The number is calculated by dividing $1,733.33-1/3 by the average of the closing prices of Intuit common stock on the Nasdaq Stock Market over the 20 trading days ending on the third trading day before the date of the special meeting. This average of Intuit's closing prices may not be less than $27-1/3 and may not be more than $39-2/3.

         Also, in this merger, the outstanding option to purchase 600 common shares of Title will be converted into the right to receive a number of shares of Intuit common stock that is calculated by dividing $800,000 by the average of the closing prices of Intuit common stock, as described above. This average of Intuit's closing prices may not be less than $27-1/3 and may not be more than $39-2/3. Under certain conditions, if the Merger Agreement is terminated or the mergers are not completed, Intuit may be entitled to a fee as liquidated damages. The Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated into this Item 5 by reference.

         Under Voting Agreements entered into in connection with the Merger Agreement, the beneficial owners of a majority of the outstanding Rock common shares and beneficial owners of a majority of the outstanding Title common shares have agreed to vote their shares in favor of the approval and adoption of the Merger Agreement and have granted to Intuit an irrevocable proxy to vote their shares in favor of the Merger Agreement. Therefore, Rock and Title expect that the requisite vote of the shareholders to approve and adopt the Merger Agreement will occur regardless of whether or how other shareholders vote their shares. Forms of the Rock and Title voting

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agreements are attached to this report as Exhibits 99.2 and 99.3 and are incorporated into this Item 5 by reference.

         Intuit also entered into a Stock Option Agreement with Rock. Rock granted Intuit the option to buy up to a number of Rock common shares equal to 19.9% of the outstanding Rock common shares on the date that Intuit delivers notice to Rock of its election to exercise the option at an exercise price of $23.00 per share. Based on the number of Rock common shares outstanding on September 24, 1999, this option would be exercisable for approximately 2,955,439 Rock common shares. This option is not currently exercisable, and it will only become exercisable if specified conditions are triggered. These triggering conditions include events giving rise to Rock's obligation to pay a termination fee under the Merger Agreement, failure by Rock's or Title's shareholders to approve the merger proposal at its meeting, the public announcement of an acquisition proposal (as defined in the Stock Option Agreement), acquisition by any person of beneficial ownership of 20% or more of Rock's outstanding common shares and the start of a solicitation seeking to change the composition of Rock's board of directors. The Stock Option Agreement is attached to this report as Exhibit 99.1 and is incorporated into this Item 5 by reference.

         The parties intend to account for the mergers as a pooling of interests, and, therefore, have entered into Affiliate Agreements with their deemed affiliates. The forms of Affiliate Agreements are attached to this report as Exhibits 99.4, 99.5 and 99.6 and are incorporated into this Item 5 by reference. In addition, Daniel Gilbert, the chief executive officer and principal shareholder of Rock, entered into a Non-Competition Agreement with Rock and Intuit. The Non-Competition Agreement is attached to this report as
Exhibit 99.7 and is incorporated into this Item 5 by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c)      Exhibits

      2.1 Agreement and Plan of Merger, dated October 6, 1999, among Intuit Inc., Rock Financial Corporation, Title Source, Inc., Merger Sub 1, Inc. and Merger Sub 2, Inc.
      99.1 Stock Option Agreement, dated October 6, 1999, between Intuit, Inc. and Rock Financial Corporation.
      99.2 Form of Rock Voting Agreement, dated October 6, 1999, between specified shareholders of Rock Financial Corporation and Intuit Inc.
      99.3 Form of Title Voting Agreement, dated October 6, 1999, between specified shareholders of Title Source, Inc. and Intuit Inc.
      99.4 Form of Rock Affiliate Agreement, dated October 6, 1999, among deemed affiliates of Rock Financial Corporation, Intuit Inc. and Rock Financial Corporation.

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      99.5     Form of Title Affiliate Agreement, dated October 6, 1999, among deemed affiliates of Title Source, Inc., Intuit Inc. and Title Source, Inc.
      99.6 Form of Intuit Affiliate Agreement, dated October 6, 1999, between deemed affiliates of Intuit Inc. and Intuit Inc.
      99.7 Non-Competition Agreement, dated October 6, 1999, among Intuit Inc., Rock Financial Corporation and Daniel Gilbert.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 22, 1999                         ROCK FINANCIAL CORPORATION
                                                 ---------------------------
                                                        (Registrant)

                                                 By:/s/ Michael D. Hollerbach
                                                    -------------------------
                                                        Michael D. Hollerbach

                                                 Its:   President


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                                 EXHIBIT INDEX

Exhibit
Number        Description

2.1 Agreement and Plan of Merger, dated October 6, 1999, among Intuit Inc., Rock Financial Corporation, Title Source, Inc., Merger Sub 1, Inc. and Merger Sub 2, Inc.
99.1 Stock Option Agreement, dated October 6, 1999, between Intuit, Inc. and Rock Financial Corporation.
99.2 Form of Rock Voting Agreement, dated October 6, 1999, between specified shareholders of Rock Financial Corporation and Intuit Inc.
99.3 Form of Title Voting Agreement, dated October 6, 1999, between specified shareholders of Title Source, Inc. and Intuit Inc.
99.4 Form of Rock Affiliate Agreement, dated October 6, 1999, among deemed affiliates of Rock Financial Corporation, Intuit Inc. and Rock Financial Corporation.
99.5 Form of Title Affiliate Agreement, dated October 6, 1999, among deemed affiliates of Title Source, Inc., Intuit Inc. and Title Source, Inc.
99.6 Form of Intuit Affiliate Agreement, dated October 6, 1999, between deemed affiliates of Intuit Inc. and Intuit Inc.
99.7 Non-Competition Agreement, dated October 6, 1999, among Intuit Inc., Rock Financial Corporation and Daniel Gilbert.